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                                                                   EXHIBIT 10.02

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

      This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("First Amendment") is made and entered into as of June 25, 2004 ("Amendment Date"), by and among by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Seller"), and TRIPLE NET PROPERTIES LLC, a Virginia limited liability company ("Buyer").

                                    RECITALS:

A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated effective as of June 17, 2004 for the purchase and sale of the Property described therein ("Agreement").

B. Buyer and Seller have mutually agreed to extend the dates upon which Buyer is required to (i) make the Deposit, (ii) exercise the right to extend the date of Closing, and (iii) make the additional deposit referred to in
      Section 1.5 of the Agreement until June 28, 2004.

C.    Seller and Buyer desire to amend the Agreement as set forth below.

                                   AGREEMENTS:

      NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, and in reliance thereon, Seller and Buyer hereby agree as follows:

1. DEFINED TERMS. Except as expressly defined in this First Amendment, all capitalized terms have the meaning(s) assigned in the Agreement.

2. DEPOSIT. Notwithstanding anything to the contrary in the Agreement, Buyer shall have the right to deliver the Deposit and the additional $1,500,000 deposit referred to in Section 1.5 of the Agreement (the "Extension Deposit") to the Title Company via wire transfer on or before 4:00 p.m. (Central Standard Time) on June 28, 2004.

3. DATE OF CLOSING. Notwithstanding anything to the contrary in the Agreement, if Buyer makes the Deposit and the Extension Deposit on or before 4:00 p.m. (Central Standard Time) on June 28, 2004, the date of Closing shall be August 5, 2004.

4. ESTOPPEL. Notwithstanding anything to the contrary in the Agreement, the Estoppel Certificates shall include "Lender" as a defined term below "Prospective Purchaser" and Lender shall be defined as "Archon Financial, L.P." Additionally, the first sentence of the Estoppel Certificates shall read "The undersigned Tenant in the above Lease hereby certifies to Prospective Purchaser, Lender and to Landlord as follows:".

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5.    MISCELLANEOUS.

      (a) Except as expressly amended and modified by this First Amendment, all of the terms and provision of the Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

      (b) This First Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns.

      (c) All references to "Sections" contained in this First Amendment are, unless specifically indicated otherwise, references to articles, sections, subsections, and paragraphs of the Agreement.

      (d) This First Amendment may be executed in a number of identical counterparts, and a facsimile transmission shall be binding on the party or parties whose signatures appear thereon. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one reinstatement and amendment, but in making proof of this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE(s) FOLLOWS.

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     EXECUTED by the undersigned to be effective for all purposes as of the
     Amendment Date.

                                        TRIPLE NET PROPERTIES, LLC

                                        By: /s/ Anthony W. Thompson
                                           -------------------------------------
                                           Name: Anthony W. Thompson
                                           Title: President

                                                         "Buyer"

                                        EBS BUILDING, L.L.C.

                                        By: FTI Consulting, Inc., its Manager

                                        By: /s/ Keith F. Cooper
                                           -------------------------------------
                                           Name: Keith F. Cooper
                                           Title: Senior Managing Director

                                                         "Seller"

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